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                                                                      EXHIBIT #5

MULTIOPTION ANNUITIES
INDIVIDUAL VARIABLE ANNUITY APPLICATION

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MINNESOTA LIFE INSURANCE COMPANY - A Securian Company                    Fax 651-665-7942         [LOGO]
Securian Annuity Services . A1-9999                                      1-800-362-3141
400 Robert Street North . St. Paul, Minnesota 55101-2098                 www.securian.com
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
                       1. CONTRACT TYPE         2. PLAN TYPE

                       [ ] Extra                [ ] Traditional IRA - Tax year _____            [ ] Non-Qualified
                       [ ] Guide B              [ ] Roth IRA - Tax year ________                [ ] Under the __________ (state)
                       [ ] Guide L              [ ] SEP IRA - Tax year  ________                    UTMA/UGMA
                                                [ ] Inherited IRA - Relationship ______

                       3. OWNER

FOR UTMA/UGMA, ENTER   Individual name (first, middle initial, last, suffix), trust title, or entity      US citizen
CUSTODIAN'S                                                                                               [ ] Yes  [ ] No
INFORMATION HERE.
                       [ ] Male [ ] Female [ ] Entity  Date of birth or date of trust    Tax I.D. (SSN or TIN)

                       Physical address (no P.O. Boxes)                               City

                       State          Zip code         Email address                                      Telephone number

                       Mailing Address (if different than physical address)           City                State    Zip code

                       4. JOINT OWNER (IF APPLICABLE)

                       Individual name (first, middle initial, last, suffix)                              US citizen
                                                                                                          [ ] Yes  [ ] No

                       [ ] Male  [ ] Female            Date of birth                  Tax I.D. (SSN)      Relationship to owner

                       Physical address (no P.O. Boxes)                               City

                       State          Zip code         Email address                                      Telephone number

                       Mailing Address (if different than physical address)           City                State    Zip code

                       5. ANNUITANT

COMPLETE ONLY IF THE   Individual name (first, middle initial, last, suffix)                              US citizen
INDIVIDUAL ANNUITANT                                                                                      [ ] Yes  [ ] No
IS NOT THE SAME AS
OWNER.

                       [ ] Male  [ ] Female            Date of birth                  Tax I.D. (SSN)      Relationship to owner

                       Physical address (no P.O. Boxes)                               City

FOR UTMA/UGMA, ENTER
MINOR'S INFORMATION    State          Zip code         Email address                                      Telephone number
HERE.

                       Mailing address (if different than Physical address)           City                State    Zip code

                       6. JOINT ANNUITANT (IF APPLICABLE)

COMPLETE ONLY IF THE   Individual name (first, middle initial, last, suffix)                              US citizen
JOINT ANNUITANT IS                                                                                        [ ] Yes  [ ] No
NOT THE SAME AS
OWNER.
                       [ ] Male  [ ] Female            Date of birth                  Tax I.D. (SSN)      Relationship to annuitant

IF IRA AND SELECTING   Physical address (no P.O. Boxes)                               City
A JOINT LIVING
BENEFIT RIDER, DO
NOT LIST JOINT         State          Zip code         Email address                                      Telephone number
ANNUITANT. INSTEAD,
LIST SPOUSE AS SOLE    Mailing address (if different than Physical address)           City                State    Zip code
BENEFICIARY.
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                       7. BENEFICIARY(IES) **UNLESS OTHERWISE INDICATED, ALL DESIGNATED BENEFICIARIES WILL BE CONSIDERED PRIMARY
                          BENEFICIARIES WITH EQUAL SHARES.**

PRIMARY BENEFICIARY    Name
DESIGNATIONS MUST
TOTAL 100%.
                       [ ] Male [ ] Female [ ] Entity  Date of birth or date of trust    Tax I.D. (SSN or TIN)

CONTINGENT BENEFICIARY Relationship to owner                                          Type of beneficiary           Percentage
DESIGNATIONS MUST                                                                     [ ] Primary [ ] Contingent             %
TOTAL 100%.

PLEASE  IDENTIFY  ANY  Address                                                        City                 State    Zip code
ADDITIONAL
BENEFICIARIES IN
SECTION 11.            Email address                                                      Telephone number

                       Name

                       [ ] Male [ ] Female [ ] Entity  Date of birth or date of trust    Tax I.D. (SSN or TIN)

                       Relationship to owner                                          Type of beneficiary           Percentage
                                                                                      [ ] Primary  [ ] Contingent            %

                       Address                                                        City                 State    Zip code

                       Email address                                                      Telephone number

                       Name

                       [ ] Male [ ] Female [ ] Entity  Date of birth or date of trust    Tax I.D. (SSN or TIN)

                       Relationship to owner                                          Type of beneficiary           Percentage
                                                                                      [ ] Primary  [ ] Contingent            %

                       Address                                                        City                 State    Zip code

                       Email address                                                      Telephone number

                       Name

                       [ ] Male [ ] Female [ ] Entity  Date of birth or date of trust    Tax I.D. (SSN or TIN)

                       Relationship to owner                                          Type of beneficiary           Percentage
                                                                                      [ ] Primary  [ ] Contingent            %

                       Address                                                        City                 State    Zip code

                       Email address                                                      Telephone number

                       Name

                       [ ] Male [ ] Female [ ] Entity  Date of birth or date of trust    Tax I.D. (SSN or TIN)

                       Relationship to owner                                          Type of beneficiary          Percentage
                                                                                      [ ] Primary  [ ] Contingent            %

                       Address                                                        City                 State    Zip code

                       Email address                                                      Telephone number
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ICC15-70296                      Application - Page 2 of 5

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MAXIMUM ISSUE AGE      8. OPTIONAL DEATH BENEFIT RIDERS (SUBJECT TO STATE AVAILABILITY; ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)
FOR THESE RIDERS IS
75, EXCEPT FOR THE        If you are electing either the MyPath Core Flex or MyPath Value rider and wish to elect an
MYPATH HIGHEST            optional death benefit under the rider, you may select the option below:
ANNIVERSARY DEATH
BENEFIT RIDER,            [ ] MyPath Highest Anniversary Death Benefit*
WHICH HAS A MAXIMUM
ISSUE AGE OF 70.             *The corresponding single or joint Death Benefit rider will be added to your contract based on the rider chosen.

                          If you are NOT electing a rider from the Optional Living Benefit Riders section, and wish to elect an optional death benefit rider(s), you may choose from the options below:

                          [ ] Highest Anniversary Value II Death Benefit
                          [ ] Premier II Death Benefit
                          [ ] Estate Enhancement Benefit II

IF SELECTING A JOINT   9. OPTIONAL LIVING BENEFIT RIDERS (ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)
OPTION, ON A QUALIFIED
PLAN TYPE, THE PRIMARY    Please choose only one from the rider list below:
BENEFICIARY MUST BE       GLWB RIDERS:
THE DESIGNATED LIFE.      [ ] MyPath Ascend 2.0 - Single (not available with a death benefit rider)
                          [ ] MyPath Ascend 2.0 - Joint (not available with a death benefit rider)
ISSUE AGE MIN/MAX:        [ ] MyPath Core Flex - Single
ASCEND 45/80              [ ] MyPath Core Flex - Joint
CORE FLEX 45/80           [ ] MyPath Summit - Single (not available with a death benefit rider)
SUMMIT 55/80              [ ] MyPath Summit - Joint (not available with a death benefit rider)
VALUE 35/80               [ ] MyPath Value - Single
PLUS 90 0/80              [ ] MyPath Value - Joint

                          GMAB RIDERS:
                          [ ] SureTrack Plus 90 (not available with a death benefit rider)

IF YES, A STATE        10. STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS
REPLACEMENT FORM
IS REQUIRED TO BE      Do you have any existing life insurance or annuity contracts?                       [ ] Yes  [ ]  No
SIGNED, DATED AND
ENCLOSED WITH THIS     Will the contract applied for replace or change an existing life insurance or       [ ] Yes  [ ]  No
APPLICATION FOR MOST   annuity contract? If yes, complete the section below.
STATES.
                                          LIFE/   POLICY/CONTRACT
                         COMPANY NAME    ANNUITY     NUMBER        YEAR ISSUED
                       ----------------  -------  ---------------  -----------

                       11. SPECIAL INSTRUCTIONS

                       12. PURCHASE PAYMENT METHOD

MINIMUM PURCHASE
PAYMENT IS $10,000.    Approximate Amount $______ Purchase payment submitted via:

MAKE CHECKS              [ ] Check  with  application            [ ] Non-Qualified Transfer
PAYABLE TO               [ ] 1035 exchange                       [ ] Client initiated rollover
MINNESOTA LIFE.                                                  [ ] Direct Transfer/Rollover
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                       13. NOTICE TO APPLICANT

                       Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

                       14. ELECTRONIC DELIVERY OF DOCUMENTS AUTHORIIATION - OPTIONAL

                       [ ] Yes [ ] No If "Yes" is selected, please provide the owner's email address on page one.

                       I would like to receive electronic copies of the variable annuity and/or variable life insurance prospectus(es), privacy policies, underlying fund company prospectus(es) and supplements, underlying fund semiannual and annual reports and supplements rather than paper copies. I understand I will receive a communication directing me to the Minnesota Life internet web site address where the documents will be available, be notified when new, updated prospectuses, privacy policies, reports and supplements for contracts become available, and continue to receive my statements in the mail. I understand and acknowledge that I have the ability to access the internet and will need Adobe Acrobat Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access, (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time without revoking this consent, and can revoke this consent at any time by calling Minnesota Life's Service Center at 1-800-362-3141 or writing to the address PO Box 64628, St.
                       Paul, MN 55164-0628. I also understand that Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life products currently owned and any purchased in the future, until this consent is revoked.

                       15. OWNER/ANNUITANT SIGNATURES

                       I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I UNDERSTAND THAT ALL PAYMENTS
                       AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ANNUITY
                       ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

                       If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military Personnel Financial
                       Services Disclosure for Annuity Sales (form F72467) disclosure required by Section 10 of the Military
                       Personnel Financial Services Protection Act.

                       I/we represent that the statements and answers in this application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed communications used in this presentation.

                       Contract owner's signature                         Date

                       X
                       Signed in (city)                                   State

                       Joint contract owner's signature, if any           Date

                       X
                       Signed in (city)                                   State

                       Annuitant's signature (if other than the owner)    Date

                       X
                       Joint annuitant's signature, if any                Date

                       X
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                       16. TO BE COMPLETED BY REPRESENTATIVE/AGENT

ALL                    [ ] Yes [ ] No          Do you have offices in or conduct business in the state of New York?
REPRESENTATIVES/
AGENTS INVOLVED IN     [ ] Yes [ ] No [ ] N/A  If yes, I certify I comply with the Minnesota Life Sales Activities
THIS SALE MUST SIGN                            Requirements for Advisors With Offices in or Conduct Business in New York.
THIS APPLICATION.

REPRESENTATIVE/
AGENT SPLIT MUST       By signing this form, I certify that:
TOTAL 100%.
                       1. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.

                       2. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.

                       3. No written sales materials were used other than those furnished by the Home Office.

                       4. I have provided the Owner with all appropriate disclosures including the Variable Buyer's Guide as applicable.

                       5. I believe the information provided by this client is true and accurate to the best of my knowledge and belief.

                       Representative/agent name (print)                  Representative/agent code
                                                                                                           %

                       Representative/agent signature

                       X

                       Representative/agent name (print)                  Representative/agent code

                                                                                                           %

                       Representative/agent signature

                       X

                       Representative/agent name (print)                  Representative/agent code

                                                                                                           %

                       Representative/agent signature

                       X

! ONE OPTION MUST      Please choose a compensation    Please choose a compensation    Please choose a compensation
  BE SELECTED.         option for B SERIES below:      option for L SERIES below:      option for EXTRA below:

                       [ ] A [ ] B [ ] C [ ] D [ ] E   [ ] A [ ] B [ ] C [ ] D [ ] E   [ ] U [ ] U/T [ ] L

                       17. TO BE COMPLETED BY BROKER - DEALER (IF APPLICABLE):
                       Broker - dealer name                     Date           Signature of authorized dealer

                                                                               X
                       Principal signature                      Date           Special note

                       X
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ICC15-70296                      Application - Page 5 of 5